Exhibit 10.2

EXECUTION VERSION

AMENDMENT TO SUBSCRIPTION AGREEMENT

This amendment (this “Amendment”) is made and entered into on this 7th day of February, 2020, by and between Landscape Acquisition Holdings Limited (the “Company”), Centerbridge Partners Real Estate Fund, L.P. (“CB Real Estate”), Centerbridge Partners Real Estate Fund SBS, L.P. (“CB Real Estate SBS”), and Centerbridge Special Credit Partners III, L.P. (“CB Credit”, and together with CB Real Estate and CB Real Estate SBS, collectively, the “Investors”).

WHEREAS, the Company and the Investors entered into that certain Subscription Agreement, dated as of November 20, 2019 (the “Subscription Agreement”), pursuant to which, among other things, each of the Investors subscribed for and agreed to purchase from the Company ordinary shares of no par value of the Company; and WHEREAS, the Company and the Investors desire to amend the Subscription Agreement in accordance with the provisions thereof as provided herein.

NOW, THEREFORE, in consideration of the promises, mutual covenants of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.

Amendment. The signature pages of each of CB Real Estate and CB Real Estate SBS to the Subscription Agreement shall be amended to reflect updates to the “Number of Shares subscribed for” and “Aggregate Subscription Amount” as follows:

Name of Investor:	CB Real Estate	CB Real Estate SBS
Number of Shares subscribed for:	5,361,318	138,682
Aggregate Subscription Amount:	$53,613,180	$1,386,820

2.

No Other Amendments. Except to the extent expressly modified herein or in conflict with the terms of this Amendment, the terms of the Subscription Agreement shall be unchanged and remain in full force and effect, and its provisions shall be binding on the parties hereto. From and after the date hereof, all references in the Subscription Agreement to the “Subscription Agreement” shall mean the Subscription Agreement as modified by this Amendment. The amendments to the Subscription Agreement contemplated by this Amendment shall be deemed effective as set forth herein immediately upon the execution of this Amendment by the parties hereto.

3.	Binding on Successors and Assigns. This Amendment shall be binding upon, and inure to, the benefit of, legal representatives, heirs, successors and assigns of the respective parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CENTERBRIDGE PARTNERS REAL ESTATE FUND, L.P.

By: Centerbridge Partners Real Estate Associates, L.P., its general partner

By: CSCP III Cayman GP Ltd., its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE PARTNERS REAL ESTATE FUND, SBS, L.P.

By: CCP SBS GP, LLC, its general partner

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

CENTERBRIDGE SPECIAL CREDIT PARTNERS III, L.P.

By: Centerbridge Special Credit Partners General Partner III, L.P., its general partner

By: CSCP III Cayman GP Ltd., its general partner

By:	/s/ Vivek Melwami
Name: Vivek Melwami
Title: Authorized Signatory

[Signature Page to Amendment to Subscription Agreement]

Accepted and Agreed:

LANDSCAPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Noam Gottesman
Name: Noam Gottesman
Title: Director

[Signature Page to Amendment to Subscription Agreement]